Exhibit 10.1

SECURED REVOLVING LINE OF CREDIT PROMISSORY NOTE

August 28, 2019

For value received, ARCA Recycling, Inc., a California corporation (“Borrower”), hereby promises to pay to the order of Isaac Capital Group (“Lender”), at such address as the Lender may designate, the principal sum of $2,500,000, or the aggregate unpaid principal amount of all advances made by the Lender to the Borrower hereunder, whichever is less, in lawful money of the United States of America. During the period from the date hereof until the Maturity Date (as defined below), within two business days of a written request (including by e-mail) from Borrower, Lender shall make advances (“Advances”) hereunder and the Borrower may borrow, repay and reborrow; provided, however, that the aggregate amount of all advances at any one time outstanding shall not exceed the face amount of this Note; and provided, further, that the Lender’s obligation to make advances and the Borrower’s right to borrow, repay and reborrow are subject to the terms, conditions and limitations contained in this Note. If any Advances are made during the period from the date hereof until the anniversary of the date hereof (as such date may be extended, in writing from time to time, in the Lender’s sole and absolute discretion, the “Maturity Date”), the outstanding principal balance of all advances hereunder plus accrued but unpaid interest thereon, and all other indebtedness under this Note, if not sooner paid, shall be due and payable on the Maturity Date.

The outstanding principal of all Advances hereunder will bear interest at 8.75% per annum. Interest on the outstanding principal of all Advances shall be payable at the rate set forth above and shall be payable in arrears on the last day of each month commencing September 30, 2019 and on the Maturity Date. Interest shall be computed on the basis of a 360-day year and actual days elapsed. Upon default or after judgment has been rendered on this Note, the unpaid principal of all Advances shall, at the option of the Lender, bear interest at a rate which is 3.0% points per annum greater than that which would otherwise be applicable.

Promptly (but no later than two business days) following the provision of an Advance, Borrower shall pay to Lender a fee equal to 2.0% of the principal amount of each Advance.

All payments hereunder shall be applied first to the payment of interest on the unpaid principal of all Advances outstanding under this Note, and then to the balance on account of the principal of all Advances due under this Note.

If at any time, the rate of interest, together with all amounts which constitute interest and which are reserved, charged or taken by Lender as compensation for fees, services, or expenses incidental to the making, negotiating, or collection of any Advance evidenced hereby, shall be deemed by any competent court of law, governmental agency, or tribunal to exceed the maximum of rate of interest permitted to be charged by Lender to Borrower, then, during such time as such rate of interest would be deemed excessive, that portion of each sum paid attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be deemed a voluntary prepayment of principal.

The Borrower may prepay this Note, in whole or in part, at any time, without penalty or premium.

The Borrower agrees to pay all taxes levied or assessed upon the outstanding principal against any holder of this Note and to pay all reasonable costs, including attorneys’ fees, costs relating to the appraisal and/or valuation of assets and all other costs and expenses incurred in the collection, protection, defense, preservation, or enforcement of this Note or any endorsement of this Note or in any litigation arising out of the transactions of which this Note or any endorsement of this Note is a part.

THE LENDER AND THE BORROWER IRREVOCABLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING HEREAFTER INSTITUTED BY OR AGAINST THE LENDER OR THE BORROWER IN RESPECT OF THIS NOTE OR ARISING OUT OF ANY DOCUMENT, INSTRUMENT OR AGREEMENT EVIDENCING, GOVERNING OR SECURING THIS NOTE, INCLUDING THE AFORESAID AGREEMENT.

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Borrower hereby waives diligence, demand, presentment for payment, notice of nonpayment, protest and notice of protest, and notice of any renewals or extensions of this Note, and all rights under any statute of limitations, and agrees that the time for payment of this Note may be changed and extended at the Lender’s sole discretion, without impairing the Borrower’s liability hereon, and further consents to the release of all or any part of the security for the payment hereof at the discretion of the Lender. Any delay on the part of the Lender in exercising any right hereunder shall not operate as a waiver of any such right, and any waiver granted for one occasion shall not operate as a waiver in the event of any subsequent default.

The making of an Advance at any time shall not be deemed a waiver of, or consent, agreement or commitment by the Lender to the making of any future Advance to the Borrower.

If any provision of this Note shall, to any extent, be held invalid or unenforceable, then only such provision shall be deemed ineffective and the remainder of this Note shall not be affected.

This Note shall bind the successors and assigns of the Borrower and shall inure to the benefit of the Lender, its successors and assigns.

This Note is secured in accordance with the terms of the Security Agreement of even date herewith between the Lender and the Borrower.

This Note shall be governed by and construed in accordance with the laws of the State of Nevada.

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Borrower:

ARCA RECYCLING, INC.

By: /s/ Virland A. Johnson
Name: Virland A. Johnson
Title: Chief Financial Officer

Lender:

ISAAC CAPITAL GROUP, LLC

By: /s/ Jon Isaac
Name: Jon Isaac
Title: President and Chief Executive Officer

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AGREEMENT AND GUARANTY

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of ARCA Recycling, Inc., a California corporation (“Borrower”), a wholly-owned subsidiary of Appliance Recycling Centers of America, Inc., a Nevada corporation (“Guarantor”), having agreed to the terms of financing described in that certain Secured Revolving Line of Credit Promissory Note dated as of the date hereof (the “Note”), Guarantor does hereby unconditionally guarantee to Isaac Capital Group, LLC (the “Lender”) full and prompt payment and performance of all obligations of Borrower to Lender under the Note. Guarantor also agrees to pay in addition thereto all costs, expenses, and reasonable attorney’s fees at any time paid or incurred by Lender in endeavoring to enforce this Guaranty.

 Upon any default by Borrower with respect to any of the obligations herein guaranteed, the liability of the Guarantor hereunder shall be deemed to have become immediately due and payable, without demand, presentment, protest or notice of any kind, all of which are hereby waived, and without any suit or action against the Guarantor and without further steps to be taken or further conditions to be performed by the Guarantor. Failure of Lender to make any demand or otherwise to proceed against the Guarantor in respect to any default by the Borrower or the Guarantor, or any delay by the Lender in doing so, shall not constitute a waiver of the Lender’s right to proceed in respect to any or all other defaults by the Borrower or the Guarantor.

This Agreement and Guaranty shall be governed by and construed in accordance with the laws of the State of Nevada (without reference to the conflicts of law provisions thereof). The invalidity or unenforceability of any provision hereof shall not limit the validity or enforceability of any other provision hereof. This Agreement and Guaranty may not be amended except by an instrument in writing signed by the party to be charged.

Executed effective as of this 28th day of August 2019.

APPLIANCE RECYCLING CENTERS OF AMERICA, INC.

By: /s/ Virland A. Johnson
Name: Virland A. Johnson
Title: Chief Financial Officer

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